SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 15, 2006
AAVID THERMAL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27308	02-0466826

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Eagle Square, Suite 509 Concord, New Hampshire	03301

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:  (603) 224-1117
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Ex-2.1 Agreement and Plan of Merger, dated February 15, 2006
Ex-10.1 Employment Agreement dated as of February 16, 2006
Ex-10.2 Amend. to Employment Agreement (John W. Mitchell)
Ex-10.3 Amend. to Employment Agreement (Brian A. Byrne)

Item 1.01 Entry into a Material Definitive Agreement.
     On February 15, 2006, Aavid Thermal Technologies, Inc. (“ATTI”) entered into a definitive merger agreement (the “Merger Agreement”) with ANSYS, Inc. (“ANSYS”), ANSYS XL, LLC (“Merger LLC”), a wholly-owned subsidiary of ANSYS, BEN I, Inc., a wholly-owned subsidiary of Merger LLC, HINES II, Inc., a wholly-owned subsidiary of Merger LLC, Heat Holdings Corp. (“Holding”), TROY III, Inc., a wholly-owned subsidiary of ATTI, Fluent, Inc. (“Fluent,” and together with Holding, ATTI and Fluent, the “Selling Companies”), and, for certain limited purposes described therein, Willis Stein & Partners II, L.P., Willis Stein & Partners III, L.P., Willis Stein & Partners Dutch, L.P., Willis Stein & Partners Dutch III-A, L.P., Willis Stein & Partners Dutch III-B, L.P., and Willis Stein & Partners III-C, L.P., and Willis Stein & Partners II, L.P., as Stockholders’ Representative. Pursuant to the Merger Agreement and through a series of mergers, ANSYS shall acquire directly or indirectly all of the outstanding stock of Holding, ATTI and Fluent. Following the mergers, each of Holding, ATTI and Fluent shall be indirect subsidiaries of ANSYS.
     Pursuant to the terms of the Merger Agreement, ANSYS will issue 6,000,000 shares of its common stock and pay approximately $300 million in net cash, subject to certain adjustments at closing, to acquire the Selling Companies. The transaction is valued at approximately $565 million based on the $44.11 per share closing price of ANSYS’ common stock on February 15, 2006.
     ATTI, the other Selling Companies and ANSYS have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (a) to conduct their respective businesses in the usual, regular and ordinary course consistent with past practice between the execution of the Merger Agreement and consummation of the mergers, and (b) not to engage in certain kinds of transactions during such period.
     Consummation of the mergers are subject to customary conditions, including, among others, (a) the absence of any order prohibiting the closing, (b) expiration or termination of the applicable Hart-Scott-Rodino waiting period, (c) subject to certain exceptions, the accuracy of representations and warranties of the parties to the Merger Agreement, (d) the delivery of customary closing certificates and opinions and the delivery of certain employment related agreements and (e) the absence of any material adverse change with respect to each party’s business.
     Prior to and in connection with the consummation of the mergers, ATTI and Holding will spin-off to stockholders ATTI’s thermal management products operating segment, which includes Aavid Thermalloy LLC (“AT”) and Applied Thermal Technologies, Inc.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement filed as Exhibit 2.1 and incorporated by reference.

     In connection with the Merger Agreement, on February 16, 2006 AT entered into a new employment agreement with Bharatan Patel, ATTI’s and AT’s Chief Executive Officer, which will become effective upon consummation of the mergers. The term of the new agreement will extend until July 1, 2008 and will provide for a base salary of at least $342,850 per annum and a bonus of up to 50% of base salary. The agreement includes a two year noncompete agreement by Mr. Patel. The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by reference to the form of agreement filed as Exhibit 10.1 and incorporated by reference.
     In connection with the Merger Agreement, on February 16, 2006 AT also entered into an amendment to ATTI’s and AT’s employment agreement with John Mitchell, ATTI’s and AT’s Vice President and General Counsel. Pursuant to the terms of the amendment, the term of Mr. Mitchell’s employment will extend until July 1, 2008. The amendment provides for a lump sum payment equal to 50% of his then base salary, which is currently $ 262,500 per annum, for two years in connection with the consummation of the mergers. Following consummation of the mergers, Mr. Mitchell will be employed on a half time basis and receive a base salary of 50% of his then current base salary and a bonus of up to 1/3 of base salary. The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the form of agreement filed as Exhibit 10.2 and incorporated by reference.
     In addition, in connection with the Merger Agreement, on February 16, 2006 AT entered into an amendment to ATTI’s and AT’s employment agreement with Brian Byrne, ATTI’s and AT’s Chief Financial Officer. Pursuant to the terms of the amendment, the term of Mr. Byrne’s employment will extend until July 1, 2008. The amendment provides for a lump sum payment equal to 24% of his then base salary, which is currently $262,500 per annum, for two years in connection with the consummation of the mergers. Following consummation of the mergers, Mr. Byrne will receive a base salary of 76% of his then current base salary, and a bonus of up to 30% of base salary. The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the form of agreement filed as Exhibit 10.3 and incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 15, 2006, among ANSYS, Inc., ANSYS XL, LLC, BEN I, Inc., HINES II, Inc., Heat Holdings Corp., Aavid Thermal Technologies, Inc., TROY III, Inc., Fluent, Inc., and, for certain limited purposes described therein, the Principal Stockholders listed therein and the Stockholders’ Representative (excluding schedules, which the Registrant agrees to furnish supplement ally to the Commission upon request) (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by ANSYS, Inc. with the Commission on February 17, 2006)

Exhibit No.	Description

10.1	Employment Agreement dated as of February 16, 2006 between Aavid Thermalloy, LLC and Bharatan R. Patel*

10.2	Amendment to Employment Agreement dated as of February 16, 2006 by and among Aavid Thermal Technologies, Inc., Aavid Thermalloy, LLC, Fluent, Inc. and John W. Mitchell*

10.3	Amendment to Employment Agreement dated as of February 16, 2006 by and among Aavid Thermal Technologies, Inc., Aavid Thermalloy, LLC, and Brian A. Byrne*

* Indicates management contract or compensatory plan, contract or arrangement filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAVID THERMAL TECHNOLOGIES, INC.

By:	/s/ John W. Mitchell

Name: John W. Mitchell
Title: General Counsel
Date: February 22, 2006

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 15, 2006, among ANSYS, Inc., ANSYS XL, LLC, BEN I, Inc., HINES II, Inc., Heat Holdings Corp., Aavid Thermal Technologies, Inc., TROY III, Inc., Fluent, Inc., and, for certain limited purposes described therein, the Principal Stockholders listed therein and the Stockholders’ Representative (excluding schedules, which the Registrant agrees to furnish supplement ally to the Commission upon request) (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by ANSYS, Inc. with the Commission on February 17, 2006)

10.1	Employment Agreement dated as of February 16, 2006 between Aavid Thermalloy, LLC and Bharatan R. Patel*

10.2	Amendment to Employment Agreement dated as of February 16, 2006 by and among Aavid Thermal Technologies, Inc., Aavid Thermalloy, LLC, Fluent, Inc. and John W. Mitchell*

10.3	Amendment to Employment Agreement dated as of February 16, 2006 by and among Aavid Thermal Technologies, Inc., Aavid Thermalloy, LLC, and Brian A. Byrne*

* Indicates management contract or compensatory plan, contract or arrangement filed herewith